THE PRUDENTIAL SERIES FUND

PSF Natural Resources Portfolio

Supplement dated May 25, 2022 to the

Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prospectus (the Prospectus) and Statement of Additional Information (SAI) for The Prudential Series Fund (the Trust) and the Summary Prospectus relating to the PSF Natural Resources Portfolio (the Portfolio), a series of the Trust. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

On May 17, 2022, the U.S. Department of Justice and Securities and Exchange Commission (“SEC”) announced that Allianz Global Investors U.S. LLC (AllianzGI), which currently serves as a subadviser to the Portfolio, agreed to plead guilty to criminal securities fraud in connection with an options trading strategy that was unrelated to the Portfolio. As a consequence, AllianzGI is disqualified from providing subadvisory services to registered investment companies, including the Portfolio, and the SEC has granted AllianzGI a brief transition period to transition subadvisory responsibilities for the Portfolio to another subadviser. AllianzGI will continue to serve as the Portfolio’s subadviser until replaced by one or more subadvisers.  The Manager expects that AllianzGI will be replaced as subadviser to the Portfolio by no later than July 26, 2022.  Portfolio shareholders will receive additional information regarding any such subadviser replacement(s) after the Board has approved the subadviser change.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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